                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported)  April 18, 2006

                        CONSUMER PORTFOLIO SERVICES, INC.
                        ---------------------------------
               (Exact Name of Registrant as Specified in Charter)

         CALIFORNIA                  001-14116                  33-0459135
         ----------                  ---------                  ----------
(State or Other Jurisdiction        (Commission               (IRS Employer
     of Incorporation)              File Number)            Identification No.)

                   16355 Laguna Canyon Road, Irvine, CA 92618
                   ------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (949) 753-6800

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On April 18, 2006, the registrant, Consumer Portfolio Services, Inc. ("CPS"), its wholly owned subsidiary Page Funding LLC ("Borrower") and UBS Real Estate Securities Inc. ("Lender") amended and restated certain agreements governing a $200 million revolving warehouse credit facility, and entered into additional related agreements. Under this facility, CPS sells eligible receivables to the Borrower, which in turn pledges the receivables as collateral for borrowings from Lender. The material terms of the amendments and the additional agreements are these: (i) the maximum percentage of receivables principal amount that Borrower may borrow is increased to 80%, (ii) the interest rate payable is increased by 0.50% per annum, to a floating rate of one-month LIBOR plus 2.00% per annum, and (iii) the registrant has granted to the Lender a security interest in the registrant's ownership interest in the Borrower.

CPS disclaims any implication that the agreements so amended are other than agreements entered into in the ordinary course of CPS's business.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

The registrant has appointed Jeffrey P. Fritz as its principal financial officer, effective April 19, 2006. The previous incumbent in that position, Robert E. Riedl, remains with the registrant as a senior vice president and as chief investment officer.

Mr. Fritz, age 46, has been has been the registrant's senior vice president - accounting since August 2004. He served as a consultant to the registrant from May 2004 to August 2004. Previously, he was the chief financial officer of SeaWest Financial Corp. from February 2003 to May 2004, and the chief financial officer of AFCO Auto Finance from April 2002 to February 2003. He practiced public accounting with Glenn M. Gelman & Associates from March 2001 to April 2002 and was chief financial officer of Credit Services Group, Inc. from May 1999 to November 2000. He previously served as the registrant's chief financial officer from its inception through May 1999.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                     CONSUMER PORTFOLIO SERVICES, INC.

Dated: April 24, 2006               By: /s/ CHARLES E. BRADLEY, JR.
                                         ----------------------------------
                                         Charles E. Bradley, Jr.
                                         President